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                                                                    Exhibit 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The First Years Inc., (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2003

                                       By: /s/ RONALD J. SIDMAN
                                           -------------------------------------
                                             RONALD J. SIDMAN, CHIEF EXECUTIVE
                                             OFFICER, CHAIRMAN OF THE BOARD OF
                                                  DIRECTORS, AND PRESIDENT


Date: March 28, 2003

                                       By: /s/ JOHN R. BEALS
                                           -------------------------------------
                                            JOHN R. BEALS, TREASURER AND SENIOR
                                              VICE PRESIDENT -- FINANCE (CHIEF
                                                FINANCIAL OFFICER AND CHIEF
                                                    ACCOUNTING OFFICER)



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.